UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	April 27, 2005

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices, including zip code)

(262) 789-1011
(Registrant's telephone number, including area code)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

        On April 27, 2005, Ridgestone Financial Services, Inc. (the “Company”) issued a press release announcing (i) financial results for the first quarter ended March 31, 2005, and (ii) that its Board of Directors has completed its review of an unsolicited proposal by two of the Company’s shareholders to acquire all of the Company’s outstanding common stock and has concluded, with the assistance of an independent financial advisor retained for this purpose, that the proposal is not adequate and that accepting the proposal would not be in the best long-term interests of the Company’s shareholders. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits:

(99)	Press Release of Ridgestone Financial Services, Inc., dated April 27, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Date: April 27, 2005	By: /s/ Christine V. Lake
Christine V. Lake
President and
Chief Operating Officer

RIDGESTONE FINANCIAL SERVICES, INC.FORM
8-K

EXHIBIT INDEX

Exhibit
Number	Description

(99)	Press Release of Ridgestone Financial Services, Inc., dated April 27, 2005.